Exhibit 99.1

Akerna Provides Update on Recently Announced Transactions

DENVER, February 15, 2023 -- Akerna (Nasdaq: KERN), an emerging technology firm, announces further details and next steps on the recently announced transactions with POSaBIT and Gryphon Digital Mining.

Akerna and Gryphon are dedicated to providing a seamless transition for the benefit of their combined stakeholders, including the following insights into the new business and its key business metrics.

Further Transaction Details and Anticipated Timeline:

It is anticipated that Akerna will file an S-4 within 40 days which will include more information on the two concurrent transactions (the sale of MJ Freeway and Ample Organics to POSaBIT and the merger transaction with Gryphon) with proxy voting instructions and details regarding the transaction terms.

Akerna also anticipates that it will file its annual report on Form 10-K with the SEC prior to the filing of the S-4, with the filing deadline falling prior to the shareholder vote and closing date of the merger transaction.

More about Gryphon Digital Mining:

●	Strong revenue generation from bitcoin mining business: Key current highlights include:

o	Total self-deployed hashrate of 750 Ph/s
o	Attributable 350 Ph/s in the process of being deployed by royalty stream partner
o	822 bitcoins mined in the past year

●	ESG leader in bitcoin mining operations: Mining operations have a carbon-negative footprint through a combination of majority hydroelectric power usage and acquiring carbon credits to offset limited operational emissions

●	Experienced and accomplished executive management team and board: Gryphon’s executive management team and board is comprised of highly experienced and accomplished leaders in the bitcoin mining field, including Brittany Kaiser, Chair of the Board, a pioneer in blockchain and digital asset legislation, and two former senior executive leaders at Riot Blockchain (Nasdaq: RIOT), Rob Chang, CEO and Chris Ensey, Chief Technical Advisor

●	Top 3 in mining efficiency: When compared to its publicly reporting peers, Gryphon has ranked among the top three bitcoin miners in mining efficiency since commencement of operations in September 2021

Digital Mining Terms to Know:

●	Hashrate: An indication of the computing power used by a miner or network of miners for processing transactions; specific to proof of work mining, it is through this indication one can accurately figure out the revenue generated from the ASIC miners

●	Proof of Work: A mechanism that validates transactions and maintains the security of the blockchain

●	ASIC MINER: An application-specific integrated circuit; a computerized device that uses ASICs for the sole purpose of mining bitcoin or another cryptocurrency

Additional Information and Where to Find It

This press release may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon and between Akerna and POSaBIT Systems Corporation (“POSaBIT”). In connection with the proposed transactions, Akerna intends to file relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities to be issued pursuant to the prospectus may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Akerna and Gryphon are urged to read these materials when they become available because they will contain important information about Akerna, Gryphon and the proposed transactions. This press release is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, POSaBIT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna are set forth in Akerna’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna, will be set forth in the proxy statement/prospectus, which will be included in Akerna’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements based upon the current expectations of Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and POSaBIT to consummate the proposed merger or sale transaction, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

About Akerna

Akerna (Nasdaq: KERN) is an emerging technology firm focused on innovative technology.

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For more information, visit https://www.akerna.com/

About Gryphon:

Gryphon Digital Mining, Inc. is an innovative venture in the cryptocurrency space dedicated to helping bring digital assets onto the clean energy grid. With a talented leadership team coming from globally recognized brands, Gryphon is assembling thought leaders to improve digital asset network infrastructure.

More information is available on https://gryphondigitalmining.com/.

Contacts:

Media
Meghan Shine, VP of Strategic Communications & Marketing
mmshine@akerna.com

Investor
Peter Seltzberg
peters@coreir.com
516.419.9915

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